UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/17

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Appreciation Fund, Inc.

SEMIANNUAL REPORT June 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUN D

FOR MORE INFORMATION

Back Cover

Dreyfus Appreciation Fund, Inc.	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, Inc., covering the six-month period from January 1, 2017 through June 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets generally rallied over the first half of 2017 as corporate earnings grew and global economic conditions improved. While the rally was relatively broad-based, U.S. stock market leadership shifted toward larger, growth-oriented companies and away from smaller, economically sensitive companies that had been expected to benefit from a new presidential administration’s stimulative policy proposals. International stocks fared particularly well amid more positive economic data from Europe and the emerging markets. In the bond market, despite short-term interest-rate hikes from the Federal Reserve Board, yields of longer-term U.S. government securities moderated somewhat and prices rose when it became clear that major tax and fiscal reforms would take time and political capital to enact.

The markets’ strong performance has been supported by solid underlying fundamentals, most notably rising corporate profits, a robust labor market, and muted inflation. While we currently expect these favorable conditions to persist over the second half of the year, we remain watchful for economic and political risks that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
July 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through June 30, 2017, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2017, Dreyfus Appreciation Fund, Inc.’s Investor shares produced a total return of 12.99%, its Class I shares returned 13.11%, and its Class Y shares returned 13.18%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 9.33% for the same period.2

U.S. stocks gained ground over the first half of 2017 amid favorable global economic developments. The fund’s focus on high-quality, multinational companies combined with superior security selection enabled it to produce higher returns than the Index during the reporting period.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, we identify economic sectors we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and can help limit the distribution of capital gains generated due to portfolio turnover.3

Economic Developments Supported Market Rally

The Index climbed higher over the first half of 2017 despite rising policy and political uncertainty. Although the market faltered briefly in the spring when economic data disappointed and markets began to reflect reduced fiscal stimulus expectations, a stronger-than-expected earnings season helped suppress adverse market reactions to these developments. Meanwhile, the Federal Reserve Board delivered two short-term interest-rate hikes and began preparing markets for the possibility of balance-sheet unwinding later in the year, bringing the path of monetary policy back into sharp focus. The U.S. dollar trended lower as global growth improved relative to the United States, and stocks with higher international revenue exposure far outpaced their more domestically oriented counterparts.

The information technology, health care, and consumer discretionary sectors were the best-performing sectors of the Index over the first half of the year. In contrast, the energy sector, which was the strongest segment of the Index in 2016, declined by double digits when lingering oversupply concerns put downward pressure on oil prices.

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selections Buoyed Fund Results

The fund’s relative results were buoyed by the impact of our stock selection strategy, which reflected the fund’s emphasis on high-quality multinational corporations. Security selections among tobacco and food companies in the consumer staples sector were the predominant factor supporting relative performance. Positioning within the capital markets segment of the financials sector further augmented relative results, with the emphasis on S&P Global and Intercontinental Exchange producing the greatest positive impact. Overweighted and selectively focused representation in the information technology sector also added value relative to the Index. The fund’s overweighted positions in Facebook and Alphabet (formerly Google) were particularly advantageous. The greatest positive individual contributors to the fund’s results over the reporting period included Philip Morris International, Apple, Facebook, Christian Dior, and Alphabet.

An overweighted allocation to the energy sector modestly constrained the fund’s relative performance, but the negative impact was blunted by favorable stock selections. Likewise, limited exposure to the health care sector weighed on relative results, but favorable positioning in the pharmaceuticals industry significantly offset the negative allocation effect. The largest individual detractors from the fund’s returns over the reporting period were Exxon Mobil, Chevron, Occidental Petroleum, ConocoPhillips, and Walgreens Boots Alliance.

Maintaining a Focus on Industry Leaders

While the U.S. economy appears to be on a solid footing, the cycle is mature, and we see plenty of reasons to be cautious. Against a backdrop of structurally slower economic growth, investors are seeking companies with strong fundamental characteristics and the ability to deliver consistently positive returns. The fund’s long-practiced investment strategy focuses on such companies. We seek to invest in large, high-quality multinationals with best-in-class business models, entrenched market positions, and highly stable revenue streams. In our view, these industry leaders have the scale and financial discipline to sustain earnings growth in a rising rate environment, a characteristic we believe will have increasing appeal as central banks normalize their monetary policies. Furthermore, their focus on maintaining healthy balance sheets and ample free cash flow should better enable these companies to maintain and grow their dividends as the cost of capital rises, offering the prospect of greater total returns over time.

July 17, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from January 1, 2017 to June 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2017
	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$4.86	$3.75	$3.28
Ending value (after expenses)	$1,129.90	$1,131.10	$1,131.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2017
	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$4.61	$3.56	$3.11
Ending value (after expenses)	$1,020.23	$1,021.27	$1,021.72

† Expenses are equal to the fund’s annualized expense ratio of .92% for Investor shares, .71% for Class I and .62% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2017 (Unaudited)

Common Stocks - 98.7%	Shares		Value ($)
Banks - 4.6%
JPMorgan Chase & Co.	668,590		61,109,126
Wells Fargo & Co.	493,035		27,319,069
			88,428,195
Capital Goods - 1.7%
United Technologies	272,240		33,243,226
Consumer Durables & Apparel - 2.6%
Hermes International	15,300		7,560,528
LVMH Moet Hennessy Louis Vuitton	76,000		18,949,220
NIKE, Cl. B	388,250		22,906,750
			49,416,498
Consumer Services - 1.4%
McDonald's	176,805		27,079,454
Diversified Financials - 9.2%
American Express	327,300		27,571,752
Berkshire Hathaway, Cl. A	125	[a]	31,837,500
BlackRock	114,105		48,199,093
Intercontinental Exchange	415,095		27,363,062
S&P Global	172,345		25,160,647
State Street	203,380		18,249,287
			178,381,341
Energy - 7.6%
Chevron	435,720		45,458,668
ConocoPhillips	484,310		21,290,268
Exxon Mobil	708,448		57,193,007
Occidental Petroleum	399,040		23,890,525
			147,832,468
Food & Staples Retailing - 1.2%
Walgreens Boots Alliance	304,090		23,813,288
Food, Beverage & Tobacco - 19.3%
Altria Group	892,945		66,497,614
Anheuser-Busch InBev, ADR	219,500	[b]	24,224,020
Coca-Cola	1,285,425		57,651,311
Constellation Brands, Cl. A	53,900		10,442,047
Nestle, ADR	548,440		47,823,968
PepsiCo	320,175		36,977,011
Philip Morris International	1,108,125		130,149,281
			373,765,252

Common Stocks - 98.7% (continued)	Shares		Value ($)
Health Care Equipment & Services - 2.5%
Abbott Laboratories	598,550		29,095,516
UnitedHealth Group	103,450		19,181,699
			48,277,215
Household & Personal Products - 3.2%
Estee Lauder, Cl. A	415,095		39,840,818
Procter & Gamble	253,025		22,051,129
			61,891,947
Insurance - 3.0%
Chubb	401,785		58,411,503
Materials - 1.6%
Air Products & Chemicals	105,265		15,059,211
Praxair	120,470		15,968,299
			31,027,510
Media - 5.9%
Comcast, Cl. A	1,276,440		49,679,045
Twenty-First Century Fox, Cl. A	814,533		23,083,865
Walt Disney	384,565		40,860,031
			113,622,941
Pharmaceuticals, Biotechnology & Life Sciences - 8.5%
AbbVie	422,910		30,665,204
Celgene	149,175	[a]	19,373,357
Johnson & Johnson	162,290		21,469,344
Novartis, ADR	310,930		25,953,327
Novo Nordisk, ADR	749,430	[b]	32,143,053
Roche Holding, ADR	1,107,475		35,217,705
			164,821,990
Semiconductors & Semiconductor Equipment - 4.0%
ASML Holding	178,535		23,264,896
Texas Instruments	689,305		53,028,234
			76,293,130
Software & Services - 15.5%
Alphabet, Cl. C	70,682	[a]	64,230,854
Automatic Data Processing	93,740		9,604,600
Facebook, Cl. A	583,030	[a]	88,025,869
Microsoft	1,213,140		83,621,740
VeriSign	153,050	[a,b]	14,227,528
Visa, Cl. A	429,345	[b]	40,263,974
			299,974,565

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 5.4%
Apple	720,575		103,777,212
Transportation - 1.5%
Canadian Pacific Railway	181,815		29,237,670
Total Common Stocks (cost $821,623,408)			1,909,295,405
Other Investment - 1.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $19,031,517)	19,031,517	[c]	19,031,517
Investment of Cash Collateral for Securities Loaned - 1.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $29,082,630)	29,082,630	[c]	29,082,630
Total Investments (cost $869,737,555)	101.2%		1,957,409,552
Liabilities, Less Cash and Receivables	(1.2%)		(22,911,409)
Net Assets	100.0%		1,934,498,143

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2017, the value of the fund’s securities on loan was $76,525,354 and the value of the collateral held by the fund was $78,323,903, consisting of cash collateral of $29,082,630 and U.S. Government & Agency securities valued at $49,241,273.

c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	19.3
Software & Services	15.5
Diversified Financials	9.2
Pharmaceuticals, Biotechnology & Life Sciences	8.5
Energy	7.6
Media	5.9
Technology Hardware & Equipment	5.4
Banks	4.6
Semiconductors & Semiconductor Equipment	4.0
Household & Personal Products	3.2
Insurance	3.0
Consumer Durables & Apparel	2.6
Health Care Equipment & Services	2.5
Money Market Investments	2.5
Capital Goods	1.7
Materials	1.6
Transportation	1.5
Consumer Services	1.4
Food & Staples Retailing	1.2
101.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $76,525,354)—Note 1(c):
Unaffiliated issuers	821,623,408	1,909,295,405
Affiliated issuers	48,114,147	48,114,147
Receivable for investment securities sold		27,411,463
Dividends and securities lending income receivable		4,136,916
Receivable for shares of Common Stock subscribed		600,601
Prepaid expenses		70,719
		1,989,629,251
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,012,688
Due to Fayez Sarofim & Co.		349,076
Cash overdraft due to Custodian		2,003,663
Liability for securities on loan—Note 1(c)		29,082,630
Payable for investment securities purchased		19,980,467
Payable for shares of Common Stock redeemed		2,353,011
Accrued expenses		349,573
		55,131,108
Net Assets ($)		1,934,498,143
Composition of Net Assets ($):
Paid-in capital		698,734,714
Accumulated undistributed investment income—net		149,345
Accumulated net realized gain (loss) on investments		147,941,794
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		1,087,672,290
Net Assets ($)		1,934,498,143

Net Asset Value Per Share	Investor Shares	Class I	Class Y
Net Assets ($)	1,774,475,486	34,226,041	125,796,616
Shares Outstanding	50,491,487	975,530	3,579,639
Net Asset Value Per Share ($)	35.14	35.08	35.14

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $798,449 foreign taxes withheld at source):
Unaffiliated issuers	22,082,581
Affiliated issuers	49,577
Income from securities lending—Note 1(c)	55,232
Total Income	22,187,390
Expenses:
Investment advisory fee—Note 3(a)	3,186,533
Shareholder servicing costs—Note 3(b)	3,011,373
Sub-investment advisory fee—Note 3(a)	2,084,424
Custodian fees—Note 3(b)	120,568
Registration fees	64,291
Prospectus and shareholders’ reports	59,220
Professional fees	53,412
Directors’ fees and expenses—Note 3(c)	31,233
Loan commitment fees—Note 2	12,019
Miscellaneous	27,780
Total Expenses	8,650,853
Less—reduction in fees due to earnings credits—Note 3(b)	(14,814)
Net Expenses	8,636,039
Investment Income—Net	13,551,351
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	147,972,312
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	74,408,237
Net Realized and Unrealized Gain (Loss) on Investments	222,380,549
Net Increase in Net Assets Resulting from Operations	235,931,900

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016[a]
Operations ($):
Investment income—net	13,551,351	33,520,809
Net realized gain (loss) on investments	147,972,312	469,883,025
Net unrealized appreciation (depreciation) on investments	74,408,237	(350,093,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	235,931,900	153,310,480
Distributions to Shareholders from ($):
Investment income—net:
Investor Shares	(14,545,879)	(32,265,640)
Class I	(326,885)	(128,616)
Class Y	(939,928)	(289,183)
Net realized gain on investments:
Investor Shares	(112,655,251)	(458,027,192)
Class I	(2,121,766)	(3,714,385)
Class Y	(4,635,879)	(6,761,437)
Total Distributions	(135,225,588)	(501,186,453)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	69,387,946	208,200,254
Class I	11,561,716	30,761,959
Class Y	67,577,118	52,781,478
Distributions reinvested:
Investor Shares	115,149,368	436,563,709
Class I	2,208,810	3,310,280
Class Y	5,575,567	7,050,334
Cost of shares redeemed:
Investor Shares	(322,010,045)	(1,068,012,632)
Class I	(6,707,541)	(5,523,645)
Class Y	(10,670,870)	(3,570,058)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(67,927,931)	(338,438,321)
Total Increase (Decrease) in Net Assets	32,778,381	(686,314,294)
Net Assets ($):
Beginning of Period	1,901,719,762	2,588,034,056
End of Period	1,934,498,143	1,901,719,762
Undistributed investment income—net	149,345	2,410,686

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016[a]
Capital Share Transactions (Shares):
Investor Shares[b]
Shares sold	1,996,397	5,540,826
Shares issued for distributions reinvested	3,416,080	12,398,408
Shares redeemed	(9,250,239)	(28,164,813)
Net Increase (Decrease) in Shares Outstanding	(3,837,762)	(10,225,579)
Class Ib
Shares sold	338,694	815,347
Shares issued for distributions reinvested	65,623	98,281
Shares redeemed	(193,825)	(148,590)
Net Increase (Decrease) in Shares Outstanding	210,492	765,038
Class Yb
Shares sold	1,928,829	1,462,300
Shares issued for distributions reinvested	165,120	206,815
Shares redeemed	(305,333)	(95,890)
Net Increase (Decrease) in Shares Outstanding	1,788,616	1,573,225

[a]	On August 31, 2016, the fund commenced offering Class I shares.
[b]

During the period ended June 30, 2017, 141 Investor shares representing $4,908 were exchanged for 141 Class I shares and during the period ended December 31, 2016, 244,654 Investor shares representing $9,321,306 were exchanged for 244,782 Class I shares and 743,032 Investor shares representing $27,670,505 were exchanged for 742,633 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended June 30, 2017

Investor Shares		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	33.43	39.96	53.91	52.43	43.93	40.53
Investment Operations:
Investment income—net[a]	.24	.56	.80	.90	.84	.74
Net realized and unrealized gain (loss) on investments	3.99	2.18	(2.00)	3.43	8.50	3.38
Total from Investment Operations	4.23	2.74	(1.20)	4.33	9.34	4.12
Distributions:
Dividends from investment income—net	(.29)	(.57)	(.88)	(.90)	(.84)	(.72)
Dividends from net realized gain on investments	(2.23)	(8.70)	(11.87)	(1.95)	-	-
Total Distributions	(2.52)	(9.27)	(12.75)	(2.85)	(.84)	(.72)
Net asset value, end of period	35.14	33.43	39.96	53.91	52.43	43.93
Total Return (%)	12.99[b]	7.23	(2.51)	8.27	21.44	10.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.94	.92	.93	.94	.97
Ratio of net expenses to average net assets	.92[c]	.94	.92	.93	.94	.97
Ratio of net investment income to average net assets	1.39[c]	1.48	1.55	1.66	1.74	1.71
Portfolio Turnover Rate	2.46[b]	6.43	5.69	6.60	6.33	.50
Net Assets, end of period ($ x 1,000)	1,774,475	1,816,298	2,579,331	5,545,714	5,952,393	5,461,320

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Six Months Ended June 30, 2017
Class I Shares		Year Ended December 31,
	(Unaudited)	2016[a]
Per Share Data ($):
Net asset value, beginning of period	33.39	38.54
Investment Operations:
Investment income—net[b]	.29	.18
Net realized and unrealized gain (loss) on investments	3.97	.30
Total from Investment Operations	4.26	.48
Distributions:
Dividends from investment income—net	(.34)	(.30)
Dividends from net realized gain on investments	(2.23)	(5.33)
Total Distributions	(2.57)	(5.63)
Net asset value, end of period	35.08	33.39
Total Return (%)[c]	13.11	1.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.71	.67
Ratio of net expenses to average net assets[d]	.71	.67
Ratio of net investment income to average net assets[d]	1.63	1.91
Portfolio Turnover Rate	2.46[c]	6.43
Net Assets, end of period ($ x 1,000)	34,226	25,547

a From August 31, 2016 (commencement of initial offering) to December 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended June 30, 2017

Class Y Shares		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	33.43	39.96	53.92	52.43	46.90
Investment Operations:
Investment income—net[b]	.29	.66	.97	1.06	.47
Net realized and unrealized gain (loss) on investments	4.00	2.21	(2.01)	3.47	5.55
Total from Investment Operations	4.29	2.87	(1.04)	4.53	6.02
Distributions:
Dividends from investment income—net	(.35)	(.70)	(1.05)	(1.09)	(.49)
Dividends from net realized gain on investments	(2.23)	(8.70)	(11.87)	(1.95)	-
Total Distributions	(2.58)	(9.40)	(12.92)	(3.04)	(.49)
Net asset value, end of period	35.14	33.43	39.96	53.92	52.43
Total Return (%)	13.18[c]	7.63	(2.22)	8.68	12.86	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.62[d]	.65	.57	.59	.65	[d]
Ratio of net expenses to average net assets	.62[d]	.65	.57	.59	.65	[d]
Ratio of net investment income to average net assets	1.76[d]	1.95	1.89	1.75	1.90	[d]
Portfolio Turnover Rate	2.46[c]	6.43	5.69	6.60	6.33
Net Assets, end of period ($ x 1,000)	125,797	59,875	8,703	10,651	1

a From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Investor (300 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I and Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,664,921,018	-	-	1,664,921,018

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Equity Securities - Foreign Common Stocks†	244,374,387	-	-	244,374,387
Registered Investment Companies	48,114,147	-	-	48,114,147

† See Statement of Investments for additional detailed categorizations.

At June 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2017, The Bank of New York Mellon earned $12,160 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2017 were as follows:

Affiliated Investment Company	Value 12/31/2016 ($)	Purchases ($)	Sales ($)	Value 6/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	17,655,580	132,677,984	131,302,047	19,031,517	1.0
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	4,093,783	309,617,851	284,629,004	29,082,630	1.5
Total	21,749,363	442,295,835	415,931,051	48,114,147	2.5

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows: ordinary income $32,683,439 and long-term capital gains $468,503,014. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .3325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2017, the fund was charged $2,253,309 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2017, the fund was charged $147,180 for transfer agency services and $14,814 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $14,814.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2017, the fund was charged $120,568 pursuant to the custody agreement.

During the period ended June 30, 2017, the fund was charged $5,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $533,644, Shareholder Services Plan fees $368,277, custodian fees $34,489, Chief Compliance Officer fees $2,802 and transfer agency fees $73,476.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2017, amounted to $46,897,578 and $245,356,714, respectively.

At June 30, 2017, accumulated net unrealized appreciation on investments was $1,087,671,997, consisting of $1,088,751,053 gross unrealized appreciation and $1,079,056 gross unrealized depreciation.

At June 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

Dreyfus Appreciation Fund, Inc.

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DGAGX Class I: DGIGX Class Y: DGYGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0141SA0617

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 23, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 23, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)